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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 27, 1999

                             PRIME BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                            0-23113                      76-0088973
(State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer
 incorporation or organization)                                       Identification No.)


       12200 NORTHWEST FREEWAY
            HOUSTON, TEXAS                                                   77092
(Address of principal executive offices)                                  (Zip Code)

       Registrant's telephone number, including area code: (713) 209-6000

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     ITEM 5. OTHER EVENTS.

     On July 27, 1999, Prime Bancshares, Inc. ("Prime") executed an Agreement and Plan of Reorganization with Wells Fargo & Company ("Wells Fargo") (the "Agreement") providing for the merger of a wholly-owned subsidiary of Wells Fargo ("Merger Sub") with and into Prime (the "Merger"). As a result of the Merger, Prime will become a wholly-owned subsidiary of Wells Fargo and each share of common stock of Prime, $0.25 par value per share ("Prime Common Stock") outstanding immediately prior to the effective time of the Merger shall be exchanged for the number of shares of common stock of Wells Fargo, $1-2/3 par value per share ("Wells Fargo Common Stock"), determined by dividing 6,032,096 by the number of shares of Prime Common Stock then outstanding.

    As of the date of this Form 8-K, there were 9,804,483 shares of Prime Common Stock outstanding. The maximum number of shares of Prime Common Stock that would be outstanding as of the effective date of the Merger if all options, warrants, conversion rights and other rights with respect thereto were exercised is 10,209,483.

     Consummation of the Merger is subject to the satisfaction of certain conditions, including approval of Prime's shareholders, registration under the Securities Act of 1933, as amended, of the shares of Wells Fargo Common Stock to be issued in the Merger, listing of the shares of Wells Fargo Common Stock on the New York Stock Exchange and the Chicago Stock Exchange and receipt of all required approvals by all governmental agencies of the transactions contemplated by the Agreement. It is expected that consummation of the Merger will occur as soon as practicable after the satisfaction of all such conditions.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

 Exhibit
  Number                            Description Of Exhibit
---------                           ----------------------
   2.1 Agreement and Plan of Reorganization dated July 27, 1999 by and between Prime Bancshares, Inc. and Wells Fargo & Company.

  99.1 Press Release dated July 28, 1999 announcing the execution of the Agreement between Prime and Wells Fargo.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRIME BANCSHARES, INC.



                                       By: /s/ E. J. Guzzo
                                           ------------------------------
                                           E. J. Guzzo
                                           President



Dated: July 29, 1999
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                                 EXHIBIT INDEX


 Exhibit
  Number                            Description Of Exhibit
---------                           ----------------------
   2.1 Agreement and Plan of Reorganization dated July 27, 1999 by and between Prime Bancshares, Inc. and Wells Fargo & Company.

  99.1 Press Release dated July 28, 1999 announcing the execution of the Agreement between Prime and Wells Fargo.